FINANCIAL INCOME, NET	12 Months Ended
Dec. 31, 2023
Other Income and Expenses [Abstract]
FINANCIAL INCOME, NET	FINANCIAL INCOME, NET
The components of financial income, net are as follows:

	December 31, 2023	December 31, 2022	December 31, 2021
Interest income and bank fees, net	$(4,352)	$(2,785)	$(573)
Foreign currency translation adjustments	549	(1,586)	147
Other expense (income)	(125)	—	3
Financial income, net	$(3,928)	$(4,371)	$(423)